                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               ---------------

                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                March 20, 1997


                      PHOENIX INFORMATION SYSTEMS CORP.
                      ---------------------------------
            (Exact Name Of Registrant As Specified in its Charter)


Delaware                           0-26532                  13-3337797
--------                           -------                  ----------
(State or Other Jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)             Identification No.)


100 Second Avenue South, Suite 1100, St. Petersburg, Florida           33701
------------------------------------------------------------           -----
(Address Of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (813) 894-8021
                                                    --------------


         -----------------------------------------------------------
         Former Name or Former Address, If Changed Since Last Report

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 20, 1997, the Registrant engaged BDO Seidman, L.L.P. as certifying accountants.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Phoenix Information Systems Corp.
                                       ---------------------------------
                                                 (Registrant)


Date March 24, 1997                    By /s/ Leonard S. Ostfeld
     --------------                       ------------------------------
                                                  (Signature)

                                       Leonard S. Ostfeld, V.P., CFO
                                       ---------------------------------
                                       (Print the name and title of the
                                       signing officer)